UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-01608
                                                     ---------

                           FRANKLIN HIGH INCOME TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end: 5/31
                         ----

Date of reporting period: 11/30/08
                          ---------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               NOVEMBER 30, 2008

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                  FIXED INCOME

                            FRANKLIN HIGH INCOME FUND

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                                   (GRAPHIC)

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

                        Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ..................................    1

SEMIANNUAL REPORT
Franklin High Income Fund ...........................    3
Performance Summary .................................    9
Your Fund's Expenses ................................   12
Financial Highlights and Statement of Investments ...   14
Financial Statements ................................   26
Notes to Financial Statements .......................   30
Shareholder Information .............................   40

Shareholder Letter

Dear Shareholder:

The six-month period ended November 30, 2008, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current market conditions may be, we have navigated through other periods of high market volatility, such as the stock market crash of 1987. We remain committed to our long-term perspective and our value investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin High Income Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

Our website, franklintempleton.com, offers timely articles, daily prices, monthly performance figures, portfolio holdings and other information. You can also

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
-------------------------------------
Rupert H. Johnson, Jr.
President and Chief Executive
Officer - Investment Management
Franklin High Income Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin High Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Income Fund seeks a high level of current income, with a secondary goal of capital appreciation by investing substantially in high yield, lower-rated debt securities and preferred stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin High Income Fund covers the period ended November 30, 2008.

PERFORMANCE OVERVIEW

Franklin High Income Fund - Class A had a -29.47% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Credit Suisse (CS) High Yield Index, which had a -30.99% total return, and performed comparably to its peers as measured by the Lipper High Current Yield Funds Classification Average, which had a -29.65% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The events that unfolded during the Fund's six-month reporting period brought extraordinary volatility and uncertainty to financial markets. Credit market turmoil led to significant losses and writedowns by financial institutions, reduced credit availability and a general global repricing of risk. The credit contraction, continued weakness in the housing market, and significant declines in consumer confidence and consumer spending resulted in a weak and deteriorating

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Source: Lipper Inc. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 11/30/08, there were 482 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered.

Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              Semiannual Report | 3

ASSET ALLOCATION
Based on Total Net Assets as of 11/30/08

Corporate Bonds                             90.5%
Senior Floating Rate Interests               1.2%
Convertible Preferred Stocks                 1.0%
Preferred & Common Stocks                    0.0%*
Short-Term Investments & Other Net Assets    7.3%

*    Rounds to less than 0.1%.

economic climate. Job losses mounted and the unemployment rate rose to 6.8% during the reporting period.(2) These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity prices burdened the overall economy for much of the reporting period. The economy grew at a 2.8% annualized rate in the second quarter of 2008 but contracted in the third quarter at an annualized -0.5% rate.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $54 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. November's inflation rate was 1.1% on an annual basis.(2) Core inflation, which excludes food and energy costs, rose at a 2.0% annual rate; this level was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(2) The core personal consumption expenditures price index reported a 12-month increase of 1.9%.(3)

Amid a series of events that included massive government intervention, bank and financial institution failures, and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed hoped to stimulate the sagging economy by cutting interest rates two times over the six-month period, bringing the federal funds target rate to 1.00%. It also implemented a series of unconventional measures aimed at easing strained credit conditions that included a $700 billion bailout plan that would allow the U.S. Treasury to purchase bad debt from troubled financial institutions.

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. Panicked investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London InterBank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and as investors sought the relative safety of short-term U.S. Treasury securities. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 193 basis points (100 basis points equal one percentage point) at the end of November from 140 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell to 1.00% at the end of November from 2.66% six months earlier. Over the same period, the 10-year U.S. Treasury note yield fell from 4.06% to 2.93%.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                              4 | Semiannual Report

In the period's latter half, concerns about financial market health and global economic weakness drove significant market volatility. Although by period-end the U.S. and many foreign governments and central banks had aggressively pumped liquidity, capital and fiscal stimulus into their markets, the credit crunch had already affected the global economy as consumers and businesses significantly reduced spending and investment plans. In this environment, equity markets faced increasing pressure, and the Standard & Poor's 500 Index (S&P 500) fell 35.20% during the period.(4) In addition, as the credit crunch intensified and financial market conditions tightened, non-U.S. Treasury fixed income sectors lagged the strong performance of U.S. Treasuries amid investors' flight to quality. Volatility and uncertainty weighed on the fixed income market, and all major spread sectors underperformed similar maturity U.S. Treasuries.

During the reporting period, the high yield corporate bond sector faced increasing pressure given equity market weakness and the seizing up of credit market liquidity. Although new issuance was light in late 2008, certain forced sellers of noninvestment-grade bank loans and high yield bonds put further pressure on prices. Default rates remained below historical averages at period-end, but defaults increased during the period, and the combination of a weaker global economic outlook and credit market tightness led many observers to believe that default rates could increase significantly in 2009. Overall, yield spreads widened from 636 basis points in May 2008 to 1,816 basis points at period-end, considerably more than the historically highest levels experienced in 2002 and 1991.(5) As a result of widening spreads, the high yield bond market, which had a -30.99% total return as measured by the CS High Yield Index during the six months under review, performed better than the broad equity market but underperformed investment grade bonds.(5)

INVESTMENT STRATEGY

We are disciplined, fundamental investors who mainly rely on our analysts' in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer's creditworthiness, we consider the issuer's experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

(4.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(5.) Source: Credit Suisse. See footnote 1 for a description of the CS High
     Yield Index.


                              Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
6/1/08-11/30/08

                                    DIVIDEND PER SHARE
            -----------------------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C      CLASS R    ADVISOR CLASS
---------   ----------   ----------   ----------   ----------   -------------
June        1.25 cents   1.17 cents   1.16 cents   1.18 cents     1.27 cents
July        1.25 cents   1.17 cents   1.16 cents   1.18 cents     1.27 cents
August      1.25 cents   1.17 cents   1.16 cents   1.18 cents     1.27 cents
September   1.25 cents   1.18 cents   1.18 cents   1.19 cents     1.27 cents
October     1.25 cents   1.18 cents   1.18 cents   1.19 cents     1.27 cents
November    1.25 cents   1.18 cents   1.18 cents   1.19 cents     1.27 cents
            ----------   ----------   ----------   ----------     ----------
TOTAL       7.50 CENTS   7.05 CENTS   7.02 CENTS   7.11 CENTS     7.62 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Although overall returns were negative during the six months under review given the market's decline, certain factors helped the Fund's relative performance. For example, the Fund's somewhat lower exposure to the more distressed and defaulted portions of the high yield market helped performance relative to the Fund's peers given those areas' underperformance relative to the overall high yield market.(6) In addition, certain sector and industry weightings benefited relative performance. For example, the Fund had an overweighted position in the utilities sector, which performed better than the high yield market largely due to the sector's relatively high quality and low cyclicality. The Fund's underweighted exposure to the automotive industry also contributed to relative performance as the industry's struggles weighed heavily on automotive-related issuers.(7) Heavier exposure to the more defensive food, beverage and tobacco industry aided relative performance, as the generally less cyclical industry performed better than the overall high yield market.

(6.) For industry weighting comparisons, the Fund's peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. See footnote 1 for a description of the Lipper Average.

(7.) Automotive holdings are in automobiles and components in the SOI.


                              6 | Semiannual Report

Conversely, the Fund's performance relative to its peers was hurt by certain sector and industry positioning. For example, heavier exposure to the financials sector weighed on returns given the sector's underperformance amid asset writedowns and subsequent funding challenges for many financial issuers.(8) Although much of the Fund's sector exposure was in investment-grade-rated issuers, the Fund's holdings in Lehman Brothers senior notes hindered performance due to the company's September bankruptcy filing. Lower weighting in the transportation industry also negatively impacted results given the industry's stronger performance relative to the overall high yield market.(9) In particular, securities from higher-quality aerospace and defense issuers generally experienced less downside price pressure than the overall market. Airline issuers also generally performed better as lower oil prices improved their cost outlooks despite declining air travel. Finally, the media industry was a drag on performance as bond prices fell significantly for certain yellow page directory publishers amid much weaker advertising demand.

The severity and duration of current global recessionary economic conditions combined with tight credit availability for noninvestment-grade issuers will influence the magnitude of any rise in the default rate over the coming year. In addition, many analysts expect corporate earnings to remain under pressure, and certain issuers' highly leveraged balance sheets could also contribute to rising default levels. At period-end, despite a challenging near-term fundamental outlook, valuations were significantly below historical lows, and the average yield to maturity offered by high yield bonds, at more than 20%, was higher than it has been in the asset class's more than 22-year history.(10) In this environment, we believe security selection should be a key driver for relative performance, and we will look to our in-house credit analysts for individual credit issuer recommendations.

TOP 10 HOLDINGS BY ISSUER*
11/30/08

ISSUER                                        % OF TOTAL
SECTOR/INDUSTRY                               NET ASSETS
---------------                               ----------
HCA Inc.                                         1.9%
   HEALTH CARE EQUIPMENT & SERVICES
Ford Motor Credit Co. LLC                        1.9%
   AUTOMOBILES & COMPONENTS
NRG Energy Inc.                                  1.6%
   UTILITIES
Host Hotels & Resorts LP                         1.6%
   CONSUMER SERVICES
Texas Competitive Electric Holdings Co. LLC      1.5%
   UTILITIES
Chesapeake Energy Corp.                          1.5%
   ENERGY
DIRECTV Holdings LLC                             1.5%
   MEDIA
MGM MIRAGE                                       1.4%
   CONSUMER SERVICES
Wind Acquisition Finance SA                      1.4%
   TELECOMMUNICATION SERVICES
GMAC LLC                                         1.4%
   DIVERSIFIED FINANCIALS

* Securities are listed by issuer, which may appear by another name in the SOI.

(8.) The financials sector comprises banks and diversified financials in the SOI.

(9.) The Fund's transportation holding is in capital goods in the SOI.

(10.) Source: Credit Suisse.


                              Semiannual Report | 7

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
-------------------------------------
Christopher J. Molumphy, CFA
Senior Portfolio Manager

(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
-------------------------------------
Eric G. Takaha, CFA
Portfolio Manager

Franklin High Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 11/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FHAIX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$0.65     $1.36     $2.01
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.0750

CLASS B (SYMBOL: FHIBX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$0.64     $1.36     $2.00
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.0705

CLASS C (SYMBOL: FCHIX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$0.65     $1.37     $2.02
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.0702

CLASS R (SYMBOL: FHIRX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$0.65     $1.37     $2.02
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.0711

ADVISOR CLASS (SYMBOL: FVHIX)               CHANGE   11/30/08   5/31/08
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       -$0.65     $1.36     $2.01
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.0762

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                 -------           -------   ------   -------
Cumulative Total Return(1)               -29.47%           -27.96%   -3.39%   +16.96%
Average Annual Total Return(2)           -32.49%           -30.99%   -1.54%    +1.15%
Value of $10,000 Investment(3)          $ 6,751           $ 6,901   $9,253   $11,213
Avg. Ann. Total Return (12/31/08)(4)                       -25.81%   -0.60%    +1.96%
   Distribution Rate(5)                           10.56%
   30-Day Standardized Yield(6)                   16.43%
   Total Annual Operating Expenses(7)              0.76%


                             Semiannual Report | 9

CLASS B                                 6-MONTH            1-YEAR   5-YEAR   INCEPTION (1/1/99)
-------                                 -------           -------   ------   ------------------
Cumulative Total Return(1)               -29.28%           -27.97%   -5.71%        +12.84%
Average Annual Total Return(2)           -32.00%           -30.64%   -1.45%         +1.23%
Value of $10,000 Investment(3)          $ 6,800           $ 6,936   $9,295        $11,284
Avg. Ann . Total Return (12/31/08)(4)                      -25.40%   -0.43%         +2.00%
   Distribution Rate(5)                           10.41%
   30-Day Standardized Yield(6)                   16.71%
Total Annual Operating Expenses(7)                 1.27%

CLASS C                                 6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                 -------           -------   ------   -------
Cumulative Total Return(1)               -29.50%           -28.19%   -5.77%   +11.16%
Average Annual Total Return(2)           -30.18%           -28.86%   -1.18%    +1.06%
Value of $10,000 Investment(3)          $ 6,982           $ 7,114   $9,423   $11,116
Avg. Ann . Total Return (12/31/08)(4)                      -23.54%   -0.17%    +1.87%
   Distribution Rate(5)                           10.34%
   30-Day Standardized Yield(6)                   16.74%
Total Annual Operating Expenses(7)                 1.27%

CLASS R                                 6-MONTH            1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------                                 -------           -------   ------   ------------------
Cumulative Total Return(1)               -29.47%           -28.11%   -5.59%        +19.33%
Average Annual Total Return(2)           -29.47%           -28.11%   -1.14%         +2.59%
Value of $10,000 Investment(3)          $ 7,053           $ 7,189   $9,441        $11,933
Avg. Ann . Total Return (12/31/08)(4)                      -23.11%   -0.13%         +3.68%
   Distribution Rate(5)                           10.42%
   30-Day Standardized Yield(6)                   16.96%
Total Annual Operating Expenses(7)                 1.12%

ADVISOR CLASS                           6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------------                           -------           -------   ------   -------
Cumulative Total Return(1)               -29.42%           -27.86%   -3.18%   +18.54%
Average Annual Total Return(2)           -29.42%           -27.86%   -0.64%    +1.71%
Value of $10,000 Investment(3)          $ 7,058           $ 7,214   $9,682   $11,854
Avg. Ann . Total Return (12/31/08)(4)                      -22.43%   +0.39%    +2.53%
   Distribution Rate(5)                           11.21%
   30-Day Standardized Yield(6)                   17.50%
Total Annual Operating Expenses(7)                 0.62%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. IN ADDITION, INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 11/30/08.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 6/1/08    VALUE 11/30/08  PERIOD* 6/1/08-11/30/08
                                          -----------------  --------------  -----------------------
CLASS A
Actual                                           $1,000         $  705.30               $3.21
Hypothetical (5% return before expenses)         $1,000         $1,021.31               $3.80

CLASS B
Actual                                           $1,000         $  707.20               $5.35
Hypothetical (5% return before expenses)         $1,000         $1,018.80               $6.33

CLASS C
Actual                                           $1,000         $  705.00               $5.34
Hypothetical (5% return before expenses)         $1,000         $1,018.80               $6.33

CLASS R
Actual                                           $1,000         $  705.30               $4.70
Hypothetical (5% return before expenses)         $1,000         $1,019.55               $5.57

ADVISOR CLASS
Actual                                           $1,000         $  705.80               $2.57
Hypothetical (5% return before expenses)         $1,000         $1,022.06               $3.04

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.75%; B: 1.25%; C: 1.25%; R: 1.10%; and
     Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin High Income Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH INCOME FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2008  ----------------------------------------------------------
CLASS A                                                 (UNAUDITED)        2008        2007        2006        2005        2004
-------                                              -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $     2.01     $     2.17  $     2.08  $     2.09  $     2.02  $     1.88
                                                         ----------     ----------  ----------  ----------  ----------  ----------
Income from investment operations(a):
   Net investment income(b) .......................            0.08           0.15        0.15        0.15        0.16        0.16
   Net realized and unrealized gains (losses) .....           (0.65)         (0.15)       0.10       (0.01)       0.06        0.13
                                                         ----------     ----------  ----------  ----------  ----------  ----------
Total from investment operations ..................           (0.57)            --        0.25        0.14        0.22        0.29
                                                         ----------     ----------  ----------  ----------  ----------  ----------
Less distributions from net investment income .....           (0.08)         (0.16)      (0.16)      (0.15)      (0.15)      (0.15)
                                                         ----------     ----------  ----------  ----------  ----------  ----------
Redemption fees(c, d) .............................              --             --          --          --          --          --
                                                         ----------     ----------  ----------  ----------  ----------  ----------
Net asset value, end of period ....................      $     1.36     $     2.01  $     2.17  $     2.08  $     2.09  $     2.02
                                                         ==========     ==========  ==========  ==========  ==========  ==========
Total return(e) ...................................          (29.47)%         0.02%      12.29%       6.89%      11.14%      15.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................            0.75%          0.74%       0.76%       0.75%       0.74%       0.75%
Net investment income .............................            8.54%          7.62%       7.33%       7.17%       7.40%       7.73%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $1,324,987     $2,044,744  $2,278,898  $2,165,990  $2,233,772  $2,172,749
Portfolio turnover rate ...........................            6.03%         31.17%      38.27%      29.26%      30.19%      44.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2008  ----------------------------------------------------------
CLASS B                                                 (UNAUDITED)        2008        2007        2006        2005        2004
-------                                              -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $  2.00         $   2.16    $   2.07    $   2.08    $   2.02    $   1.88
                                                         -------         --------    --------    --------    --------    --------
Income from investment operations(a)
   Net investment income(b) .......................         0.07             0.14        0.14        0.14        0.14        0.15
   Net realized and unrealized gains (losses) .....        (0.64)           (0.15)       0.09       (0.01)       0.06        0.13
                                                         -------         --------    --------    --------    --------    --------
Total from investment operations ..................        (0.57)           (0.01)       0.23        0.13        0.20        0.28
                                                         -------         --------    --------    --------    --------    --------
Less distributions from net investment income .....        (0.07)           (0.15)      (0.14)      (0.14)      (0.14)      (0.14)
                                                         -------         --------    --------    --------    --------    --------
Redemption fees(c, d) .............................           --               --          --          --          --          --
                                                         -------         --------    --------    --------    --------    --------
Net asset value, end of period ....................      $  1.36         $   2.00    $   2.16    $   2.07    $   2.08    $   2.02
                                                         =======         ========    ========    ========    ========    ========
Total return(e) ...................................       (29.28)%          (0.51)%     11.78%       6.35%      10.09%      15.12%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................         1.25%            1.25%       1.26%       1.25%       1.24%       1.25%
Net investment income .............................         8.04%            7.11%       6.83%       6.67%       6.90%       7.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $64,482         $114,793    $164,690    $184,076    $207,881    $207,680
Portfolio turnover rate ...........................         6.03%           31.17%      38.27%      29.26%      30.19%      44.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2008  ----------------------------------------------------------
CLASS C                                                 (UNAUDITED)        2008        2007        2006        2005        2004
-------                                              -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $   2.02       $   2.18    $   2.09    $   2.10    $   2.03    $   1.89
                                                          --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .......................           0.07           0.15        0.14        0.14        0.15        0.15
   Net realized and unrealized gains (losses) .....          (0.65)         (0.16)       0.09       (0.01)       0.06        0.13
                                                          --------       --------    --------    --------    --------    --------
Total from investment operations ..................          (0.58)         (0.01)       0.23        0.13        0.21        0.28
                                                          --------       --------    --------    --------    --------    --------
Less distributions from net investment income .....          (0.07)         (0.15)      (0.14)      (0.14)      (0.14)      (0.14)
                                                          --------       --------    --------    --------    --------    --------
Redemption fees(c, d) .............................             --             --          --          --          --          --
                                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period ....................       $   1.37       $   2.02    $   2.18    $   2.09    $   2.10    $   2.03
                                                          ========       ========    ========    ========    ========    ========
Total return(e) ...................................         (29.50)%        (0.50)%     11.67%       6.31%      10.53%      15.01%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................           1.25%          1.25%       1.26%       1.25%       1.24%       1.25%
Net investment income .............................           8.04%          7.11%       6.83%       6.67%       6.90%       7.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $213,399       $332,785    $384,421    $361,701    $388,250    $416,171
Portfolio turnover rate ...........................           6.03%         31.17%      38.27%      29.26%      30.19%      44.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2008  ----------------------------------------------------------
CLASS R                                                 (UNAUDITED)        2008        2007        2006        2005        2004
-------                                              -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $  2.02         $  2.19     $  2.09     $ 2.10      $ 2.03      $ 1.89
                                                          -------         -------     -------     ------      ------      ------
Income from investment operations(a):
   Net investment income(b) .......................          0.07            0.15        0.15       0.14        0.15        0.15
   Net realized and unrealized gains (losses) .....         (0.65)          (0.17)       0.10      (0.01)       0.06        0.13
                                                          -------         -------     -------     ------      ------      ------
Total from investment operations ..................         (0.58)          (0.02)       0.25       0.13        0.21        0.28
                                                          -------         -------     -------     ------      ------      ------
Less distributions from net investment income .....         (0.07)          (0.15)      (0.15)     (0.14)      (0.14)      (0.14)
                                                          -------         -------     -------     ------      ------      ------
Redemption fees(c, d) .............................            --              --          --         --          --          --
                                                          -------         -------     -------     ------      ------      ------
Net asset value, end of period ....................       $  1.37         $  2.02     $  2.19     $ 2.09      $ 2.10      $ 2.03
                                                          =======         =======     =======     ======      ======      ======
Total return(e) ...................................        (29.47)%         (0.79)%     12.33%      6.45%      10.68%      15.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................          1.10%           1.10%       1.11%      1.10%       1.09%       1.10%
Net investment income .............................          8.19%           7.26%       6.98%      6.82%       7.05%       7.38%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $25,508         $35,766     $26,671     $9,972      $5,300      $3,467
Portfolio turnover rate ...........................          6.03%          31.17%      38.27%     29.26%      30.19%      44.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2008  ----------------------------------------------------------
ADVISOR CLASS                                           (UNAUDITED)        2008        2007        2006        2005        2004
-------------                                        -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $  2.01         $  2.17     $  2.08     $  2.09     $  2.02     $  1.88
                                                          -------         -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) .......................          0.08            0.16        0.16        0.15        0.16        0.16
   Net realized and unrealized gains (losses) .....         (0.65)          (0.16)       0.09       (0.01)       0.06        0.13
                                                          -------         -------     -------     -------     -------     -------
Total from investment operations ..................         (0.57)             --        0.25        0.14        0.22        0.29
                                                          -------         -------     -------     -------     -------     -------
Less distributions from net investment income .....         (0.08)          (0.16)      (0.16)      (0.15)      (0.15)      (0.15)
                                                          -------         -------     -------     -------     -------     -------
Redemption fees(c, d) .............................            --              --          --          --          --          --
                                                          -------         -------     -------     -------     -------     -------
Net asset value, end of period ....................       $  1.36         $  2.01     $  2.17     $  2.08     $  2.09     $  2.02
                                                          =======         =======     =======     =======     =======     =======
Total return(e) ...................................        (29.42)%          0.18%      12.44%       7.06%      11.29%      15.82%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................          0.60%           0.60%       0.61%       0.60%       0.59%       0.60%
Net investment income .............................          8.69%           7.76%       7.48%       7.32%       7.55%       7.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $45,936         $56,656     $56,593     $43,502     $28,231     $37,569
Portfolio turnover rate ...........................          6.03%          31.17%      38.27%      29.26%      30.19%      44.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin High Income Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2008 (UNAUDITED)

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
(b)        SENIOR FLOATING RATE INTERESTS 1.2%
           CONSUMER SERVICES 0.2%
           OSI Restaurant Partners LLC (Outback),
              Pre-Funded Revolving Credit, 2.639%, 6/14/13 ......................   United States  $   600,957  $      272,234
              Term Loan B, 3.75%, 6/14/14 .......................................   United States    7,513,018       3,403,397
                                                                                                                --------------
                                                                                                                     3,675,631
                                                                                                                --------------
           MEDIA 0.3%
           Univision Communications Inc., Initial Term Loan, 3.686%, 9/29/14 ....   United States   10,000,000       4,545,000
                                                                                                                --------------
           UTILITIES 0.7%
           Dynegy Holdings Inc.,
              Term L/C Facility, 2.94%, 4/02/13 .................................   United States   13,861,332      10,367,126
              Term Loan B, 2.94%, 4/02/13 .......................................   United States    1,130,106         845,226
                                                                                                                --------------
                                                                                                                    11,212,352
                                                                                                                --------------
           TOTAL SENIOR FLOATING RATE INTERESTS (COST $28,035,909) ..............                                   19,432,983
                                                                                                                --------------
           CORPORATE BONDS 90.5%
           AUTOMOBILES & COMPONENTS 2.7%
           Ford Motor Credit Co. LLC, senior note,
              5.80%, 1/12/09 ....................................................   United States   20,000,000      17,823,080
              9.875%, 8/10/11 ...................................................   United States   30,000,000      14,106,990
(c)        TRW Automotive Inc., senior note, 144A,
              7.00%, 3/15/14 ....................................................   United States    8,800,000       4,312,000
              7.25%, 3/15/17 ....................................................   United States   20,000,000       9,300,000
                                                                                                                --------------
                                                                                                                    45,542,070
                                                                                                                --------------
           BANKS 1.3%
           Citigroup Capital XXI, pfd., junior sub. bond, 8.30%, 12/21/77 .......   United States   15,000,000       9,163,350
(d)        Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .....................   United States   10,000,000       8,119,290
(d)        Wells Fargo Capital XV, pfd., 9.75%, Perpetual .......................   United States    5,000,000       4,729,400
                                                                                                                --------------
                                                                                                                    22,012,040
                                                                                                                --------------
           CAPITAL GOODS 3.8%
(c)        Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 .......   United States   20,000,000       9,900,000
           L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 ..........   United States   15,000,000      12,675,000
           Nortek Inc., senior note, 10.00%, 12/01/13 ...........................   United States    3,300,000       2,326,500
           RBS Global & Rexnord Corp.,
              senior note, 9.50%, 8/01/14 .......................................   United States   18,000,000      12,690,000
              senior sub. note, 11.75%, 8/01/16 .................................   United States    9,100,000       5,323,500
           RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ..............   United States   26,000,000      12,870,000
           Terex Corp., senior sub. note, 8.00%, 11/15/17 .......................   United States   10,000,000       7,200,000
                                                                                                                --------------
                                                                                                                    62,985,000
                                                                                                                --------------
           COMMERCIAL & PROFESSIONAL SERVICES 3.8%
           Allied Waste North America Inc.,
              senior note, 7.875%, 4/15/13 ......................................   United States   15,000,000      14,100,000
              senior secured note, 6.875%, 6/01/17 ..............................   United States    4,000,000       3,500,000
           ARAMARK Corp., senior note, 8.50%, 2/01/15 ...........................   United States   25,000,000      20,875,000
(e, f)     Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05 ........   United States    9,053,899             905


                             Semiannual Report | 19

Franklin High Income Trust

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
           CORPORATE BONDS (CONTINUED)
           COMMERCIAL & PROFESSIONAL SERVICES (CONTINUED)
           Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 .................   United States  $12,950,000  $   11,072,250
           JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13 ....   United States   20,000,000      14,300,000
(e, f)     Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..............   United States   10,000,000          50,000
                                                                                                                --------------
                                                                                                                    63,898,155
                                                                                                                --------------
           CONSUMER DURABLES & APPAREL 3.0%
           Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......................   United States   26,000,000      17,030,000
           Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................   United States   20,000,000      16,100,000
           KB Home, senior note,
              6.25%, 6/15/15 ....................................................   United States   20,000,000      11,700,000
              7.25%, 6/15/18 ....................................................   United States   10,000,000       5,850,000
                                                                                                                --------------
                                                                                                                    50,680,000
                                                                                                                --------------
           CONSUMER SERVICES 6.5%
           Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ..................   United States   10,000,000       6,050,000
(c)        Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .......................   United States   18,000,000       2,430,000
           Host Hotels & Resorts LP, senior note,
              K, 7.125%, 11/01/13 ...............................................   United States   20,000,000      14,650,000
              M, 7.00%, 8/15/12 .................................................   United States    7,100,000       5,360,500
              Q, 6.75%, 6/01/16 .................................................   United States    9,500,000       6,365,000
           MGM MIRAGE, senior note,
              6.625%, 7/15/15 ...................................................   United States   35,000,000      18,637,500
              6.875%, 4/01/16 ...................................................   United States   10,000,000       5,250,000
           Pinnacle Entertainment Inc., senior sub. note,
              8.25%, 3/15/12 ....................................................   United States    6,000,000       4,410,000
              8.75%, 10/01/13 ...................................................   United States   14,100,000      10,786,500
           Royal Caribbean Cruises Ltd.,
              senior deb., 7.25%, 3/15/18 .......................................   United States   17,000,000       9,775,000
              senior note, 8.00%, 5/15/10 .......................................   United States    4,200,000       3,780,000
              senior note, 6.875%, 12/01/13 .....................................   United States   13,800,000       8,349,000
           Station Casinos Inc.,
              senior note, 6.00%, 4/01/12 .......................................   United States    9,300,000       2,929,500
              senior note, 7.75%, 8/15/16 .......................................   United States    8,200,000       2,542,000
              senior sub. note, 6.50%, 2/01/14 ..................................   United States    3,400,000         323,000
              senior sub. note, 6.875%, 3/01/16 .................................   United States    8,400,000         861,000
           Universal City Development, senior note, 11.75%, 4/01/10 .............   United States   10,000,000       6,525,000
                                                                                                                --------------
                                                                                                                   109,024,000
                                                                                                                --------------
           DIVERSIFIED FINANCIALS 3.4%
           GMAC LLC, 6.875%, 9/15/11 ............................................   United States   60,000,000      23,066,700
(d)        JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual ..........   United States   23,000,000      18,050,055
(e)        Lehman Brothers Holdings Inc., senior note,
              6.20%, 9/26/14 ....................................................   United States   17,000,000       1,785,000
              7.00%, 9/27/27 ....................................................   United States    8,000,000         840,000
           Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17 ................   United States   15,000,000      13,787,250
                                                                                                                --------------
                                                                                                                    57,529,005
                                                                                                                --------------


                             20 | Semiannual Report

Franklin High Income Trust

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
           CORPORATE BONDS (CONTINUED)
           ENERGY 11.0%
           Atlas Pipeline Partners LP, senior note,
              8.125%, 12/15/15 ..................................................   United States  $14,000,000  $    9,170,000
(c)           144A, 8.75%, 6/15/18 ..............................................   United States   11,000,000       7,095,000
           Chesapeake Energy Corp., senior note,
              6.625%, 1/15/16 ...................................................   United States   10,000,000       7,025,000
              6.25%, 1/15/18 ....................................................   United States   27,600,000      18,216,000
           Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
              5/15/15 ...........................................................      France        3,050,000       1,997,750
           El Paso Corp., senior note, 6.875%, 6/15/14 ..........................   United States   15,000,000      11,194,590
           Mariner Energy Inc., senior note, 7.50%, 4/15/13 .....................   United States   27,000,000      17,685,000
           MarkWest Energy Partners LP, senior note, 8.75%, 4/15/18 .............   United States   15,600,000       9,906,000
           Peabody Energy Corp., senior note,
              7.375%, 11/01/16 ..................................................   United States    6,900,000       5,968,500
              B, 6.875%, 3/15/13 ................................................   United States    5,000,000       4,275,000
(c)        Petroplus Finance Ltd., senior note, 144A,
              6.75%, 5/01/14 ....................................................    Switzerland    22,000,000      14,300,000
              7.00%, 5/01/17 ....................................................    Switzerland     6,400,000       4,000,000
           Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 ....   United States   27,000,000      18,090,000
           Pride International Inc., senior note, 7.35%, 7/15/14 ................   United States   10,000,000       8,575,000
(c)        SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 .............   United States   14,750,000       9,513,750
           Tesoro Corp., senior note, 6.50%, 6/01/17 ............................   United States   30,000,000      17,700,000
           The Williams Cos. Inc., senior note,
              7.875%, 9/01/21 ...................................................   United States   13,100,000       9,973,829
              8.75%, 3/15/32 ....................................................   United States   13,000,000       9,508,993
                                                                                                                --------------
                                                                                                                   184,194,412
                                                                                                                --------------
           FOOD, BEVERAGE & TOBACCO 2.6%
           Dean Foods Inc., senior note, 7.00%, 6/01/16 .........................   United States   16,725,000      13,087,313
           Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .........   United States   17,850,000      14,126,561
           Smithfield Foods Inc., senior note,
              7.00%, 8/01/11 ....................................................   United States   18,900,000      11,434,500
              7.75%, 5/15/13 ....................................................   United States    7,500,000       4,162,500
                                                                                                                --------------
                                                                                                                    42,810,874
                                                                                                                --------------
           HEALTH CARE EQUIPMENT & SERVICES 8.0%
           DaVita Inc., senior sub. note, 7.25%, 3/15/15 ........................   United States   25,000,000      21,750,000
           FMC Finance III SA, senior note, 6.875%, 7/15/17 .....................      Germany      15,000,000      12,600,000
           HCA Inc.,
              senior note, 6.50%, 2/15/16 .......................................   United States    6,300,000       3,559,500
              senior secured note, 9.125%, 11/15/14 .............................   United States   35,000,000      28,525,000
           Tenet Healthcare Corp., senior note,
              7.375%, 2/01/13 ...................................................   United States   10,000,000       6,950,000
              9.875%, 7/01/14 ...................................................   United States   15,000,000      10,875,000
(b, g)     U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%, 3/15/12 ..   United States   26,868,789      17,599,057


                             Semiannual Report | 21

Franklin High Income Trust

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
           CORPORATE BONDS (CONTINUED)
           HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
           United Surgical Partners International Inc., senior sub. note,
              8.875%, 5/01/17 ...................................................   United States  $ 8,500,000  $    5,610,000
(g)           PIK, 9.25%, 5/01/17 ...............................................   United States   10,000,000       6,050,000
           Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
              10/01/14 ..........................................................   United States   25,000,000      20,125,000
                                                                                                                --------------
                                                                                                                   133,643,557
                                                                                                                --------------
           MATERIALS 8.9%
           Crown Americas Inc., senior note, 7.75%, 11/15/15 ....................   United States   25,000,000      22,750,000
           Freeport-McMoRan Copper & Gold Inc., senior note,
              8.25%, 4/01/15 ....................................................   United States   12,000,000       8,717,400
              8.375%, 4/01/17 ...................................................   United States   17,400,000      12,370,426
           Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 .......   United States   20,000,000      13,300,000
(c)        Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ..  United Kingdom   28,000,000       5,110,000
           Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 ................   United States    5,000,000       4,816,615
(c)        MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...............   United States    6,000,000       3,270,000
           Nalco Co., senior sub. note, 8.875%, 11/15/13 ........................   United States   28,000,000      22,540,000
           NewPage Corp., senior secured note, 10.00%, 5/01/12 ..................   United States   25,000,000      13,625,000
           Novelis Inc., senior note, 7.25%, 2/15/15 ............................      Canada       30,000,000      17,550,000
           Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ....   United States    5,000,000       4,375,000
           Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .....................   United States   20,000,000      16,500,000
           Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 ..........      Ireland       5,700,000       3,847,500
                                                                                                                --------------
                                                                                                                   148,771,941
                                                                                                                --------------
           MEDIA 9.9%
(e, f)     Callahan Nordrhein-Westfallen, senior disc. note, 16.00%, 7/15/10 ....      Germany      38,000,000           3,800
           CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .................      Canada       26,500,000      10,467,500
           CCH I Holdings LLC, senior note, 13.50%, 1/15/14 .....................   United States   15,500,000       2,480,000
           CCH II LLC, senior note, 10.25%, 9/15/10 .............................   United States   33,800,000      17,322,500
           CSC Holdings Inc.,
              senior deb., 7.625%, 7/15/18 ......................................   United States    8,000,000       5,640,000
              senior note, 6.75%, 4/15/12 .......................................   United States    7,750,000       6,529,375
           Dex Media Inc.,
              B, 8.00%, 11/15/13 ................................................   United States    7,500,000       1,012,500
              senior disc. note, 9.00%, 11/15/13 ................................   United States   12,600,000       1,701,000
           DIRECTV Holdings LLC, senior note,
              8.375%, 3/15/13 ...................................................   United States    5,000,000       4,625,000
              7.625%, 5/15/16 ...................................................   United States   23,375,000      20,044,062
           EchoStar DBS Corp., senior note,
              6.375%, 10/01/11 ..................................................   United States   10,000,000       8,525,000
              7.125%, 2/01/16 ...................................................   United States   17,300,000      12,369,500
           Idearc Inc., senior note, 8.00%, 11/15/16 ............................   United States   28,000,000       2,450,000
           Lamar Media Corp., senior sub. note,
              6.625%, 8/15/15 ...................................................   United States   17,800,000      12,994,000
              B, 6.625%, 8/15/15 ................................................   United States   10,000,000       7,300,000
           Liberty Media Corp., senior note, 5.70%, 5/15/13 .....................   United States   25,000,000      16,898,625
           LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...............   United States   15,000,000       7,050,000


                             22 | Semiannual Report

Franklin High Income Trust

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
           CORPORATE BONDS (CONTINUED)
           MEDIA (CONTINUED)
           Quebecor Media Inc., senior note, 7.75%, 3/15/16 .....................      Canada      $27,500,000  $   18,562,500
           R.H. Donnelley Corp.,
              senior disc. note, A-1, 6.875%, 1/15/13 ...........................   United States      900,000         121,500
              senior disc. note, A-2, 6.875%, 1/15/13 ...........................   United States    1,600,000         216,000
              senior note, A-3, 8.875%, 1/15/16 .................................   United States   20,000,000       2,700,000
           Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 .................   United States   10,000,000       4,875,000
(c, g)     Univision Communications Inc., senior note, 144A, PIK, 9.75%,
              3/15/15 ...........................................................   United States   15,000,000       1,987,500
                                                                                                                --------------
                                                                                                                   165,875,362
                                                                                                                --------------
           RETAILING 1.9%
           Dollar General Corp., senior note, 10.625%, 7/15/15 ..................   United States   25,000,000      22,625,000
           Michaels Stores Inc., senior note, 10.00%, 11/01/14 ..................   United States   28,000,000       8,960,000
                                                                                                                --------------
                                                                                                                    31,585,000
                                                                                                                --------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
           Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ..........   United States   15,800,000       5,451,000
                                                                                                                --------------
           SOFTWARE & SERVICES 1.9%
           First Data Corp., senior note, 9.875%, 9/24/15 .......................   United States   15,000,000       8,700,000
           SunGard Data Systems Inc.,
              senior note, 9.125%, 8/15/13 ......................................   United States   11,100,000       8,658,000
              senior sub. note, 10.25%, 8/15/15 .................................   United States   24,175,000      14,142,375
                                                                                                                --------------
                                                                                                                    31,500,375
                                                                                                                --------------
           TECHNOLOGY HARDWARE & EQUIPMENT 2.2%
           Celestica Inc., senior sub. note,
              7.875%, 7/01/11 ...................................................      Canada       13,400,000      11,457,000
              7.625%, 7/01/13 ...................................................      Canada        5,000,000       3,725,000
(c)        Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 .............      Canada       20,000,000       5,900,000
           Sanmina-SCI Corp.,
(b, c)        senior note, 144A, FRN, 5.569%, 6/15/14 ...........................   United States    5,000,000       3,375,000
              senior sub. note, 6.75%, 3/01/13 ..................................   United States   14,000,000       7,070,000
              senior sub. note, 8.125%, 3/01/16 .................................   United States   10,000,000       4,550,000
                                                                                                                --------------
                                                                                                                    36,077,000
                                                                                                                --------------
           TELECOMMUNICATION SERVICES 9.9%
(c)        American Tower Corp., senior note, 144A, 7.00%, 10/15/17 .............   United States   10,000,000       8,650,000
(c)        Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ...............      Jamaica      27,000,000      14,040,000
           Inmarsat Finance PLC, senior note, 10.375%, 11/15/12 .................  United Kingdom   25,000,000      22,062,500
           Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ..................      Bermuda       5,000,000       4,050,000
(c)        Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%,
              1/15/13 ...........................................................      Bermuda      25,000,000      21,500,000
(e)        Iridium LLC, senior note, D, 10.875%, 7/15/05 ........................      Bermuda      17,000,000          85,000
           MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 .................   United States   25,000,000      20,625,000
           Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ....    Luxembourg     15,000,000      12,450,000
           Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ..........   United States   10,000,000       4,001,880
           Qwest Communications International Inc., senior note,
              7.50%, 2/15/14 ....................................................   United States   10,000,000       6,550,000
              B, 7.50%, 2/15/14 .................................................   United States   20,000,000      13,100,000


                             Semiannual Report | 23

Franklin High Income Trust

                                                                                                    PRINCIPAL
           FRANKLIN HIGH INCOME FUND                                                   COUNTRY      AMOUNT(a)        VALUE
           -------------------------                                               --------------  -----------  --------------
           CORPORATE BONDS (CONTINUED)
           TELECOMMUNICATION SERVICES (CONTINUED)
(e)        RSL Communications PLC,
              senior discount note, 10.125%, 3/01/08 ............................  United Kingdom  $44,500,000  $      636,350
              senior note, 12.00%, 11/01/08 .....................................  United Kingdom    6,250,000          89,375
           Virgin Media Finance PLC, senior note, 8.75%, 4/15/14 ................  United Kingdom    8,900,000       6,474,750
(c)        Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .....       Italy       28,000,000      23,100,000
           Windstream Corp., senior note, 8.625%, 8/01/16 .......................   United States   10,000,000       7,850,000
                                                                                                                --------------
                                                                                                                   165,264,855
                                                                                                                --------------
           UTILITIES 9.4%
           The AES Corp., senior note,
              8.00%, 10/15/17 ...................................................   United States   20,000,000      13,900,000
(c)           144A, 8.00%, 6/01/20 ..............................................   United States    5,000,000       3,225,000
           Aquila Inc., senior note, 14.875%, 7/01/12 ...........................   United States   15,500,000      15,123,257
           Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ...................   United States   15,000,000      10,500,000
           Edison Mission Energy, senior note, 7.00%, 5/15/17 ...................   United States   28,000,000      21,140,000
           ESI Tractebel Acquisition Corp., secured note, 7.99%, 12/30/11 .......   United States    5,020,000       4,630,950
(c)        Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ...............    Netherlands    17,825,000      14,349,125
           Mirant North America LLC, senior note, 7.375%, 12/31/13 ..............   United States   21,700,000      18,879,000
           NRG Energy Inc., senior note,
              7.25%, 2/01/14 ....................................................   United States    8,500,000       6,948,750
              7.375%, 2/01/16 ...................................................   United States   20,000,000      16,300,000
              7.375%, 1/15/17 ...................................................   United States    5,000,000       4,050,000
           PNM Resources Inc., senior note, 9.25%, 5/15/15 ......................   United States    4,100,000       3,239,000
(c)        Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
              10.25%, 11/01/15 ..................................................   United States   40,000,000      25,800,000
                                                                                                                --------------
                                                                                                                   158,085,082
                                                                                                                --------------
           TOTAL CORPORATE BONDS (COST $2,421,508,084) ..........................                                1,514,929,728
                                                                                                                --------------

                                                                                                      SHARES
                                                                                                   -----------
           COMMON STOCKS 0.0%(h)
           AUTOMOBILES & COMPONENTS 0.0%(h)
(i, j)     Cambridge Industries Liquidating Trust Interest ......................   United States    4,853,892              --
(j, k)     Harvard Industries Inc. ..............................................   United States      793,966           2,382
                                                                                                                --------------
                                                                                                                         2,382
                                                                                                                --------------
           COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(i, j, k)  VS Holdings Inc. .....................................................   United States    1,685,375              --
                                                                                                                --------------
           TELECOMMUNICATION SERVICES 0.0%(h)
           Sprint Nextel Corp. ..................................................   United States      163,094         455,033
                                                                                                                --------------
           TOTAL COMMON STOCKS (COST $29,131,254) ...............................                                      457,415
                                                                                                                --------------
           CONVERTIBLE PREFERRED STOCKS (COST $26,500,000) 1.0%
           UTILITIES 1.0%
           CMS En ergy Trust I, 7.75%, cvt. pfd. ................................   United States      530,000      17,625,256
                                                                                                                --------------


                             24 | Semiannual Report

Franklin High Income Trust

           FRANKLIN HIGH INCOME FUND                                                   COUNTRY        SHARES         VALUE
           -------------------------                                               --------------  -----------  --------------
           PREFERRED STOCKS (COST $10,000,000) 0.0%(h)
           BANKS 0.0%(h)
           Freddie Mac, 8.375%, pfd., Z .........................................   United States      400,000  $      300,000
                                                                                                                --------------
           TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
              (COST $2,515,175,247) .............................................                                1,552,745,382
                                                                                                                --------------
           SHORT TERM INVESTMENTS (COST $78,705,894) 4.7%
           MONEY MARKET FUNDS 4.7%
(l)        Franklin Institutional Fiduciary Trust Money Market
              Portfolio, 0.99% ..................................................   United States   78,705,894      78,705,894
                                                                                                                --------------
           TOTAL INVESTMENTS (COST $2,593,881,141) 97.4% ........................                                1,631,451,276
           OTHER ASSETS, LESS LIABILITIES 2.6% ..................................                                   42,860,232
                                                                                                                --------------
           NET ASSETS 100.0% ....................................................                               $1,674,311,508
                                                                                                                ==============

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note
L/C - Letter of Credit
PIK - Payment-In-Kind

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2008, the aggregate value of these securities was $191,157,375, representing 11.42% of net assets.

(d)  Perpetual security with no stated maturity date.

(e)  See Note 8 regarding defaulted securities.

(f) Security has been deemed illiquid because it may not be able to be sold within seven days. At November 30, 2008, the aggregate value of these securities was $54,705, representing less than 0.01% of net assets.

(g)  Income may be received in additional securities and/or cash.

(h)  Rounds to less than 0.1% of net assets.

(i)  See Note 9 regarding restricted and illiquid securities.

(j)  Non-income producing for the twelve months ended November 30, 2008.

(k)  See Note 10 regarding holdings of 5% voting securities.

(l) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin High Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2008 (unaudited)

                                                                               FRANKLIN HIGH
                                                                                INCOME FUND
                                                                              ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $ 2,487,951,386
      Cost - Non-controlled affiliated issuers (Note 10) ..................        27,223,861
      Cost - Sweep Money Fund (Note 7) ....................................        78,705,894
                                                                              ---------------
      Total cost of investments ...........................................   $ 2,593,881,141
                                                                              ===============
      Value - Unaffiliated issuers ........................................   $ 1,552,743,000
      Value - Non-controlled affiliated issuers (Note 10) .................             2,382
      Value - Sweep Money Fund (Note 7) ...................................        78,705,894
                                                                              ---------------
      Total value of investments ..........................................     1,631,451,276
   Cash ...................................................................            83,306
   Receivables:
      Investment securities sold ..........................................         2,173,722
      Capital shares sold .................................................         1,942,784
      Interest ............................................................        48,023,959
                                                                              ---------------
         Total assets .....................................................     1,683,675,047
                                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................................         2,436,339
      Capital shares redeemed .............................................         5,504,672
      Affiliates ..........................................................         1,129,794
   Accrued expenses and other liabilities .................................           292,734
                                                                              ---------------
         Total liabilities ................................................         9,363,539
                                                                              ---------------
            Net assets, at value ..........................................   $ 1,674,311,508
                                                                              ===============
Net assets consist of:
   Paid-in capital ........................................................   $ 3,687,269,544
   Undistributed net investment income ....................................         2,837,244
   Net unrealized appreciation (depreciation) .............................      (962,429,865)
   Accumulated net realized gain (loss) ...................................    (1,053,365,415)
                                                                              ---------------
            Net assets, at value ..........................................   $ 1,674,311,508
                                                                              ===============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin High Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2008 (unaudited)

                                                                               FRANKLIN HIGH
                                                                                INCOME FUND
                                                                              --------------
CLASS A:
   Net assets, at value ...................................................   $1,324,986,533
                                                                              --------------
   Shares outstanding .....................................................      974,749,915
                                                                              --------------
   Net asset value per share(a) ...........................................   $         1.36
                                                                              --------------
   Maximum offering price per share (net asset value per share / 95.75%) ..   $         1.42
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   64,481,585
                                                                              --------------
   Shares outstanding .....................................................       47,570,631
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         1.36
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  213,398,735
                                                                              --------------
   Shares outstanding .....................................................      156,035,571
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         1.37
                                                                              --------------
CLASS R:
   Net assets, at value ...................................................   $   25,508,483
                                                                              --------------
   Shares outstanding .....................................................       18,593,028
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         1.37
                                                                              --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $   45,936,172
                                                                              --------------
   Shares outstanding .....................................................       33,761,676
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $         1.36
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin High Income Trust

STATEMENT OF OPERATIONS
for the six months ended November 30, 2008 (unaudited)

                                                                              FRANKLIN HIGH
                                                                               INCOME FUND
                                                                              -------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................................   $   1,412,524
      Sweep Money Fund (Note 7) ...........................................         611,800
   Interest ...............................................................     102,548,590
                                                                              -------------
         Total investment income ..........................................     104,572,914
                                                                              -------------
Expenses:
   Management fees (Note 3a) ..............................................       4,920,819
   Distribution fees: (Note 3c)
      Class A .............................................................       1,389,035
      Class B .............................................................         306,861
      Class C .............................................................         944,594
      Class R .............................................................          81,299
   Transfer agent fees (Note 3e) ..........................................       1,548,071
   Custodian fees (Note 4) ................................................          12,446
   Reports to shareholders ................................................          80,399
   Registration and filing fees ...........................................          80,298
   Professional fees ......................................................          33,452
   Trustees' fees and expenses ............................................          54,701
   Other ..................................................................          30,329
                                                                              -------------
         Total expenses ...................................................       9,482,304
         Expense reductions (Note 4) ......................................          (9,281)
                                                                              -------------
            Net expenses ..................................................       9,473,023
                                                                              -------------
               Net investment income ......................................      95,099,891
                                                                              -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................     (55,092,525)
   Net change in unrealized appreciation (depreciation) on investments ....    (765,953,714)
                                                                              -------------
Net realized and unrealized gain (loss) ...................................    (821,046,239)
                                                                              -------------
Net increase (decrease) in net assets resulting from operations ...........   $(725,946,348)
                                                                              =============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin High Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FRANKLIN HIGH INCOME FUND
                                                                                ----------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                NOVEMBER 30, 2008     YEAR ENDED
                                                                                   (UNAUDITED)       MAY 31, 2008
                                                                                -----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................     $   95,099,891    $  196,757,793
      Net realized gain (loss) from investments .............................        (55,092,525)      (25,710,007)
      Net change in unrealized appreciation (depreciation) on investments ...       (765,953,714)     (188,327,872)
                                                                                  --------------    --------------
         Net increase (decrease) in net assets resulting from operations ....       (725,946,348)      (17,280,086)
                                                                                  --------------    --------------
   Distributions to shareholders from net investment income:
      Class A ...............................................................        (75,561,634)     (158,674,643)
      Class B ...............................................................         (3,792,892)       (9,703,289)
      Class C ...............................................................        (11,450,926)      (24,333,028)
      Class R ...............................................................         (1,287,180)       (2,259,223)
      Advisor Class .........................................................         (2,261,089)       (3,799,920)
                                                                                  --------------    --------------
   Total distributions to shareholders ......................................        (94,353,721)     (198,770,103)
                                                                                  --------------    --------------
   Capital share transactions: (Note 2)
      Class A ...............................................................        (71,320,144)      (64,393,064)
      Class B ...............................................................        (16,738,637)      (37,943,951)
      Class C ...............................................................        (14,104,683)      (23,405,612)
      Class R ...............................................................          1,723,422        11,368,320
      Advisor Class .........................................................         10,300,884         3,877,919
                                                                                  --------------    --------------
   Total capital share transactions .........................................        (90,139,158)     (110,496,388)
                                                                                  --------------    --------------
   Redemption fees ..........................................................              6,343            17,209
                                                                                  --------------    --------------
         Net increase (decrease) in net assets ..............................       (910,432,884)     (326,529,368)
Net assets:
   Beginning of period ......................................................      2,584,744,392     2,911,273,760
                                                                                  --------------    --------------
   End of period ............................................................     $1,674,311,508    $2,584,744,392
                                                                                  ==============    ==============
Undistributed net investment income included in net assets:
   End of period ............................................................     $    2,837,244    $    2,091,074
                                                                                  ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin High Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin High Income Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading


                             30 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of November 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 31

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             32 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                         SIX MONTHS ENDED                  YEAR ENDED
                                         NOVEMBER 30, 2008                MAY 31, 2008
                                   ----------------------------   ----------------------------
                                      SHARES          AMOUNT         SHARES          AMOUNT
                                   ------------   -------------   ------------   -------------
CLASS A SHARES:
   Shares sold .................     85,667,981   $ 152,284,955    173,560,166   $ 352,675,042
   Shares issued in reinvestment
      of distributions .........     24,128,261      43,403,991     43,619,445      88,682,262
   Shares redeemed .............   (154,189,999)   (267,009,090)  (248,147,886)   (505,750,368)
                                   ------------   -------------   ------------   -------------
   Net increase (decrease) .....    (44,393,757)  $ (71,320,144)   (30,968,275)  $ (64,393,064)
                                   ============   =============   ============   =============
CLASS B SHARES:
   Shares sold .................      1,396,601   $   2,454,892      2,503,992   $   5,095,261
   Shares issued in reinvestment
      of distributions .........      1,091,557       1,966,240      2,473,506       5,020,836
   Shares redeemed .............    (12,294,538)    (21,159,769)   (23,696,720)    (48,060,048)
                                   ------------   -------------   ------------   -------------
   Net increase (decrease) .....     (9,806,380)  $ (16,738,637)   (18,719,222)  $ (37,943,951)
                                   ============   =============   ============   =============
CLASS C SHARES:
   Shares sold .................     16,639,558   $  29,412,241     28,407,791   $  57,913,739
   Shares issued in reinvestment
      of distributions .........      3,721,431       6,742,535      6,936,322      14,182,632
   Shares redeemed .............    (29,252,763)    (50,259,459)   (46,644,741)    (95,501,983)
                                   ------------   -------------   ------------   -------------
   Net increase (decrease) .....     (8,891,774)  $ (14,104,683)   (11,300,628)  $ (23,405,612)
                                   ============   =============   ============   =============
CLASS R SHARES:
   Shares sold .................      5,776,168   $  10,219,763     10,895,936   $  22,400,635
   Shares issued in reinvestment
      of distributions .........        689,284       1,248,058      1,079,632       2,207,881
   Shares redeemed .............     (5,551,371)     (9,744,399)    (6,488,823)    (13,240,196)
                                   ------------   -------------   ------------   -------------
   Net increase (decrease) .....        914,081   $   1,723,422      5,486,745   $  11,368,320
                                   ============   =============   ============   =============
ADVISOR CLASS SHARES:
   Shares sold .................     16,020,509   $  27,131,671     14,933,482   $  30,164,185
   Shares issued in reinvestment
      of distributions .........        930,367       1,656,277      1,298,268       2,635,367
   Shares redeemed .............    (11,406,073)    (18,487,064)   (14,064,067)    (28,921,633)
                                   ------------   -------------   ------------   -------------
   Net increase (decrease) .....      5,544,803   $  10,300,884      2,167,683   $   3,877,919
                                   ============   =============   ============   =============


                             Semiannual Report | 33

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          Over $20 billion, up to and including $35 billion
      0.355%          Over $35 billion, up to and including $50 billion
      0.350%          In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             34 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.15%
Class B ...........   0.65%
Class C ...........   0.65%
Class R ...........   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
    unaffiliated broker/dealers .................   $176,127
Contingent deferred sales charges retained ......   $ 36,923

E. TRANSFER AGENT FEES

For the period ended November 30, 2008, the Fund paid transfer agent fees of $1,548,071, of which $955,024 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended November 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 35

Franklin High Income Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2009 ..................................   $110,935,066
2010 ..................................    147,493,159
2011 ..................................    291,020,377
2012 ..................................    273,193,753
2013 ..................................     56,708,693
2014 ..................................    100,305,761
                                          ------------
                                          $979,656,809
                                          ============

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2008, the Fund deferred realized capital losses of $34,709,187.

At November 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $2,598,165,067
                                                 ==============
Unrealized appreciation ......................   $    1,184,142
Unrealized depreciation ......................     (967,897,933)
                                                 --------------
Net unrealized appreciation (depreciation) ...   $ (966,713,791)
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended November 30, 2008, aggregated $128,317,563 and $251,452,804, respectively.


                             36 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 90.17% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At November 30, 2008, the aggregate value of these securities was $3,490,430, representing 0.21% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At November 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                    ACQUISITION
  SHARES                          ISSUER                                DATE          COST     VALUE
  ------    -----------------------------------------------------   -----------   ----------   -----
4,853,892   Cambridge Industries Liquidating Trust Interest .....    1/09/02      $       --    $--
1,685,375   VS Holdings Inc. ....................................   12/06/01       1,685,375     --
                                                                                                ---
            TOTAL RESTRICTED SECURITIES (0.00% of Net Assets) ...                               $--
                                                                                                ===


                             Semiannual Report | 37

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended November 30, 2008, were as shown below.

                                                         NUMBER OF                        NUMBER OF
                                                        SHARES HELD                      SHARES HELD VALUE AT              REALIZED
                                                       AT BEGINNING   GROSS      GROSS    AT END OF   END OF  INVESTMENT   CAPITAL
NAME OF ISSUER                                            OF YEAR   ADDITIONS REDUCTIONS    PERIOD    PERIOD    INCOME   GAIN (LOSS)
--------------                                         ------------ --------- ---------- ----------- -------- ---------- -----------
Harvard Industries Inc. ............................       793,966      --        --        793,966   $2,382      $--        $--
VS Holdings Inc. ...................................     1,685,375      --        --      1,685,375       --       --         --
                                                                                                      ------      ---        ---
TOTAL AFFILIATED SECURITIES (0.00%(a)
   of Net Assets) ..................................                                                  $2,382      $--        $--
                                                                                                      ======      ===        ===

(a)  Rounds to less than 0.01% of net assets.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on June 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             38 | Semiannual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of November 30, 2008, in valuing the Fund's assets carried at fair value:

                                 LEVEL 1         LEVEL 2      LEVEL 3        TOTAL
                               -----------   --------------   -------   --------------
ASSETS:
   Investments in Securities   $79,463,309   $1,551,933,262   $54,705   $1,631,451,276

At November 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                       INVESTMENTS IN
                                                                         SECURITIES
                                                                       --------------
Beginning Balance - June 1, 2008 ...................................   $    929,079
   Net realized gain (loss) ........................................    (16,496,355)
   Net change in unrealized appreciation (depreciation) ............     16,458,981
   Net purchases (sales) ...........................................             --
   Transfers in and/or out of Level 3 ..............................       (837,000)
                                                                       ------------
Ending Balance .....................................................   $     54,705
                                                                       ============

Net change in unrealized appreciation (depreciation) attributable
   to assets still held at end of period ...........................   $    (35,499)
                                                                       ============

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 39

Franklin High Income Trust

SHAREHOLDER INFORMATION

FRANKLIN HIGH INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN HIGH INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

105 S2008 01/09






      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.   N/A


      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


     ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.                 N/A


      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 N/A


     ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A


     ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /S/JENNIFER J. BOLT
   -------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  January 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JENNIFER J. BOLT
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  January 27, 2009


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  January 27, 2009